UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 27, 2005

Structured Asset Securities Corporation (as Depositor under the Trust Agreement dated as of February 1, 2005, providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2005-4XS
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-120575 (Commission File Number)	74-2440850 (IRS Employer Identification No.)
745 Seventh Avenue, 7th Floor, New York, NY (Address of principal executive offices)	10019 (Zip Code)

Registrant's telephone number, including area code 212-526-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2005-4XS, which was made on December 27, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

(Exhibit No. Description)
99.1 Monthly distribution report pursuant to section 5.02 of the Trust Agreement for the distribution on December 27, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS SECURITIES ADMINISTRATOR UNDER THE TRUST AGREEMENT ON BEHALF OF STRUCTURED ASSET SECURITIES CORPORATION, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: January 3, 2006
Structured Asset Securities Corporation
Mortgage Pass-Through Certificates
Series 2005-4XS
ABN AMRO Acct: 722414.2
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Administrator:
Amanda Hellyer 312.904.6299
amanda.hellyer@abnamro.com
Analyst:
Vamsi Kaipa 714.259.6252
vamsi.kaipa@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Shortfall Summary Report
Bond Interest Reconciliation
Bond Principal Reconciliation
Other Related Information
Asset-Backed Facts ~ 15 Month Loan Status Summary Part I
Asset-Backed Facts ~ 15 Month Loan Status Summary Part II
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Realized Loss Detail
Page 2-4
Page 5-8

Page 11-12

Page 14-17
Page 18-21
Page 22-25
Page 26-29
Substitution Detail History

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
SASC54XS
SASC54XS_200512_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
28-Feb-05
25-Mar-05
26-Mar-40
Parties to The Transaction
Depositor: Structured Asset Securities Corporation
Underwriter: Lehman Brothers Inc./Lehman Brothers Inc.
Master Servicer: Aurora Loan Services LLC
Rating Agency: Moody's Investors Service, Inc./Standard & Poor's
800.246.5761
LaSalle Factor Line
LaSalle Web Site
www.etrustee.net

23-Dec-2005 - 08:42 (U138-U166,W708-W709) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
6.249513%
4.193750%
4.378750%
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Structured Asset Securities Corporation
Mortgage Pass-Through Certificates
Series 2005-4XS
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
350
Bond Payments - Pools 1&2
Statement Date:
ABN AMRO Acct: 722414.2
470.675143205
38.222515303
0.000000000
432.452627902
1.804777697
4.4987500000%
0.00
0.00
0.000000000
4.3137500000%
0.000000000
86359B4Q1
1-A1
136,413,000.00
5,214,047.98
0.00
58,992,160.33
246,195.14
64,206,208.31
1000.000000000
0.000000000
0.000000000
1000.000000000
4.183333333
5.0200000000%
0.00
0.00
0.000000000
5.0200000000%
0.000000000
86359B4R9
1-A2A
15,000,000.00
0.00
0.00
15,000,000.00
62,750.00
15,000,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.891666693
4.6700000000%
0.00
0.00
0.000000000
4.6700000000%
0.000000000
86359B4S7
1-A2B
62,645,000.00
0.00
0.00
62,645,000.00
243,793.46
62,645,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.166666798
5.0000000000%
0.00
0.00
0.000000000
5.0000000000%
0.000000000
86359B4T5
1-A3
25,312,000.00
0.00
0.00
25,312,000.00
105,466.67
25,312,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.441667000
5.3300000000%
0.00
0.00
0.000000000
5.3300000000%
0.000000000
86359B4U2
1-A4A
10,000,000.00
0.00
0.00
10,000,000.00
44,416.67
10,000,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.375000000
5.2500000000%
0.00
0.00
0.000000000
5.2500000000%
0.000000000
86359B4V0
1-A4B
27,648,000.00
0.00
0.00
27,648,000.00
120,960.00
27,648,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.041666667
4.8500000000%
0.00
0.00
0.000000000
4.8500000000%
0.000000000
86359B4W8
1-A5A
9,900,000.00
0.00
0.00
9,900,000.00
40,012.50
9,900,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.158333333
4.9900000000%
0.00
0.00
0.000000000
4.9900000000%
0.000000000
86359B4X6
1-A5B
20,880,000.00
0.00
0.00
20,880,000.00
86,826.00
20,880,000.00
806.408280764
27.567392473
0.000000000
778.840888292
3.407074999
5.0700000000%
0.00
0.00
0.000000000
5.0700000000%
0.000000000
86359B4Y4
2-A1A
116,482,000.00
3,211,105.01
0.00
90,720,944.35
396,862.91
93,932,049.36
806.408280145
27.567392137
0.000000000
778.840888008
3.407074992
5.0700000000%
0.00
0.00
0.000000000
5.0700000000%
0.000000000
86359B4Z1
2-A1B
15,135,000.00
417,232.48
0.00
11,787,756.84
51,566.08
12,204,989.32
1000.000000000
0.000000000
0.000000000
1000.000000000
4.145555449
4.8487500000%
0.00
0.00
0.000000000
4.6637500000%
0.000000000
86359B5A5
M1
10,451,000.00
0.00
0.00
10,451,000.00
43,325.20
10,451,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.367778325
5.0987500000%
0.00
0.00
0.000000000
4.9137500000%
0.000000000
86359B5B3
M2
8,129,000.00
0.00
0.00
8,129,000.00
35,505.67
8,129,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.883333846
5.6787500000%
0.00
0.00
0.000000000
5.4937500000%
0.000000000
86359B5C1
M3
6,503,000.00
0.00
0.00
6,503,000.00
31,756.32
6,503,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
231635.600000000
0.00
23,163.56
231635.600000000
N/A
0.000000000
9ABSU1522
P
100.00
0.00
0.00
100.00
23,163.56
100.00
793.193013211
0.000000000
0.000000000
774.156601213
0.940157283
0.00
15,800.77
0.034016835
1.3708750823%
0.000000000
N
9ABSU1530
X
464,498,534.22
0.00
0.00
359,594,606.52
436,701.68
368,436,991.99
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSU1548
R
0.00
0.00
0.00
0.00
0.00
0.00
23-Dec-2005 - 08:42 (U138-U166,W708-W709) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
6.249513%
4.193750%
4.378750%
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Structured Asset Securities Corporation
Mortgage Pass-Through Certificates
Series 2005-4XS
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
350
Bond Payments - Pools 1&2
Statement Date:
ABN AMRO Acct: 722414.2
Total P&I Payment
0.00
38,964.33
464,498,100.00
366,811,346.99
10,811,687.33
Total
357,968,961.52
8,842,385.47
0.00
1,969,301.86
23-Dec-2005 - 08:42 (U138-U166,W708-W709) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
6.249513%
4.193750%
4.378750%
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Structured Asset Securities Corporation
Mortgage Pass-Through Certificates
Series 2005-4XS
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
350
Bond Payments - Pool 3
Statement Date:
ABN AMRO Acct: 722414.2
691.564163503
29.939597888
0.000000000
661.624565615
2.985252017
5.1800000000%
0.00
0.00
0.000000000
5.1800000000%
0.000000000
86359B5D9
3-A1
84,280,000.00
2,523,309.31
0.00
55,761,718.39
251,597.04
58,285,027.70
1000.000000000
0.000000000
0.000000000
1000.000000000
3.558333333
4.2700000000%
0.00
0.00
0.000000000
4.2700000000%
0.000000000
86359B5E7
3-A2
24,186,000.00
0.00
0.00
24,186,000.00
86,061.85
24,186,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.725000000
4.4700000000%
0.00
0.00
0.000000000
4.4700000000%
0.000000000
86359B5F4
3-A3
81,922,000.00
0.00
0.00
81,922,000.00
305,159.45
81,922,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.991666789
4.7900000000%
0.00
0.00
0.000000000
4.7900000000%
0.000000000
86359B5G2
3-A4
40,971,000.00
0.00
0.00
40,971,000.00
163,542.58
40,971,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.450000000
5.3400000000%
0.00
0.00
0.000000000
5.3400000000%
0.000000000
86359B5H0
3-A5
55,379,000.00
0.00
0.00
55,379,000.00
246,436.55
55,379,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.500000000
5.4000000000%
0.00
0.00
0.000000000
5.4000000000%
0.000000000
86359B5J6
3-M1
2,953,000.00
0.00
0.00
2,953,000.00
13,288.50
2,953,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.583332393
5.5000000000%
0.00
0.00
0.000000000
5.5000000000%
0.000000000
86359B5K3
3-M2
3,544,000.00
0.00
0.00
3,544,000.00
16,243.33
3,544,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.583333333
5.5000000000%
0.00
0.00
0.000000000
5.5000000000%
0.000000000
86359B5L1
3-M3
2,067,000.00
0.00
0.00
2,067,000.00
9,473.75
2,067,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
55433.600000000
0.00
5,543.36
55433.600000000
N/A
0.000000000
9ABSU1647
3-P
100.00
0.00
0.00
100.00
5,543.36
100.00
915.470228241
0.000000000
0.000000000
906.925397522
0.555839645
0.00
0.00
0.000000000
0.7285955787%
0.000000000
N
9ABSU1654
3-X
295,302,434.05
0.00
0.00
267,817,277.39
164,140.80
270,340,586.70
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSU1662
3-R
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
5,543.36
295,302,100.00
269,307,127.70
3,784,796.52
Total
266,783,818.39
2,523,309.31
0.00
1,261,487.21
23-Dec-2005 - 08:42 (U138-U166,W708-W709) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Mortgage Pass-Through Certificates
Series 2005-4XS
ABN AMRO Acct: 722414.2
Statement Date:
Cash Reconciliation Summary
Overcollateralization Deficiency
Overcollateralization Amount
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
3,237,950.47
0.00
0.00
Less Other Adjustment
0.00
Total
3,323,423.86
Unscheduled Interest:
Prepayment Penalties
28,706.92
Yield Maintenance Penalties
0.00
Other Interest Proceeds
15,860.77
Total
44,567.69
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
PMI Amounts
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Credit Risk Manager's Fees
Misc. Fees
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
Overcollateralization Summary
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
)
(60.00
0.00
)
(60.00
3,237,984.18
0.00
0.00
0.00
0.00
389,917.50
9,620.85
399,538.35
265,667.20
10,700,489.23
0.00
0.00
0.00
10,966,156.43
11,365,694.78
14,603,678.96
14,603,678.96
638,777,578.69
2,352
399,538.35
10,966,156.43
37
0.00
0.00
0
0.00
0
627,411,883.91
2,315
20,080.54
176,585.26
9,620.85
85,473.39
25,291.82
222,127.08
129,947.37
0.00
0.00
3,283.42
133,230.80
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(129,947.37
3,237,984.18
Interest Not Advanced (
Current Period
)
0.00
85,473.39
Less Non Recovered
)
(39,931.57
)
(4,409.57
0.00
0.00
0.00
0.00
Other Principal Information
Principal Remittance Amount
Overcollateralization Release Amount
0.00
0.00
0.00
Principal Distribution Amount
0.00
0

23-Dec-2005 - 08:42 (U138-U166,W708-W709) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Mortgage Pass-Through Certificates
Series 2005-4XS
ABN AMRO Acct: 722414.2
Statement Date:
Cash Reconciliation Summary Pool 1
Pool 1-2 Overcollateralization Deficiency
Pool 1-2 Overcollateralization Amount
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
1,351,437.31
0.00
0.00
Less Other Adjustment
0.00
Total
1,405,993.46
Unscheduled Interest:
Prepayment Penalties
14,552.26
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
14,552.26
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
PMI Amounts
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Credit Risk Manager's Fees
Misc. Fees
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
Overcollateralization Summary
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
)
(60.00
0.00
)
(60.00
1,369,483.28
0.00
0.00
0.00
0.00
148,549.23
7,389.66
155,938.89
216,862.52
4,841,246.57
0.00
0.00
0.00
5,058,109.09
5,214,047.98
6,583,531.26
6,583,531.26
254,267,969.29
1,002
155,938.89
5,058,109.09
18
0.00
0.00
0
0.00
0
249,053,921.31
984
16,507.92
121,977.37
7,389.66
54,556.15
20,187.19
147,203.20
51,002.45
0.00
0.00
2,074.09
53,076.53
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(51,002.45
1,369,483.28
Interest Not Advanced (
Current Period
)
0.00
54,556.15
Less Non Recovered
)
(29,330.32
)
(3,710.39
0.00
0.00
1,625,745.00
0.00
Other Principal Information
Principal Remittance Amount
Overcollateralization Release Amount
5,214,047.98
0.00
5,214,047.98
Principal Distribution Amount
0.00
0

23-Dec-2005 - 08:42 (U138-U166,W708-W709) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Mortgage Pass-Through Certificates
Series 2005-4XS
ABN AMRO Acct: 722414.2
Statement Date:
Cash Reconciliation Summary Pool 2
Pool 1-2 Overcollateralization Deficiency
Pool 1-2 Overcollateralization Amount
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
574,743.29
0.00
0.00
Less Other Adjustment
0.00
Total
601,642.02
Unscheduled Interest:
Prepayment Penalties
8,611.30
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
8,611.30
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
PMI Amounts
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Credit Risk Manager's Fees
Misc. Fees
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
Overcollateralization Summary
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
587,460.99
0.00
0.00
0.00
0.00
17,778.40
1,400.40
19,178.80
10,539.13
3,598,619.56
0.00
0.00
0.00
3,609,158.69
3,628,337.49
4,215,798.48
4,215,798.48
114,169,022.70
631
19,178.80
3,609,158.69
13
0.00
0.00
0
0.00
0
110,540,685.21
618
3,164.94
52,462.04
1,400.40
26,898.74
3,866.16
68,759.52
22,792.33
0.00
0.00
1,040.98
23,833.31
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(22,792.33
587,460.99
Interest Not Advanced (
Current Period
)
0.00
26,898.74
Less Non Recovered
)
(10,601.25
)
(699.18
0.00
0.00
1,625,745.00
0.00
Other Principal Information
Principal Remittance Amount
Overcollateralization Release Amount
3,628,337.49
0.00
3,628,337.49
Principal Distribution Amount
0.00
0

23-Dec-2005 - 08:42 (U138-U166,W708-W709) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Mortgage Pass-Through Certificates
Series 2005-4XS
ABN AMRO Acct: 722414.2
Statement Date:
Cash Reconciliation Summary Pool 3
Pool 3 Overcollateralization Deficiency
Pool 3 Overcollateralization Amount
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
1,311,769.87
0.00
0.00
Less Other Adjustment
0.00
Total
1,315,788.37
Unscheduled Interest:
Prepayment Penalties
5,543.36
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
5,543.36
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
PMI Amounts
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Credit Risk Manager's Fees
Misc. Fees
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
Overcollateralization Summary
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
1,265,179.13
0.00
0.00
0.00
0.00
223,589.87
830.79
224,420.66
38,265.55
2,260,623.10
0.00
0.00
0.00
2,298,888.65
2,523,309.31
3,788,488.44
3,788,488.44
270,340,586.70
719
224,420.66
2,298,888.65
6
0.00
0.00
0
0.00
0
267,817,277.39
713
407.68
2,145.85
830.79
4,018.50
1,238.47
6,164.35
56,152.60
0.00
0.00
168.36
56,320.96
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(56,152.60
1,265,179.13
Interest Not Advanced (
Current Period
)
0.00
4,018.50
Less Non Recovered
0.00
0.00
0.00
0.00
1,033,559.00
0.00
Other Principal Information
Principal Remittance Amount
Overcollateralization Release Amount
2,523,309.31
0.00
2,523,309.31
Principal Distribution Amount
0.00
0

23-Dec-2005 - 08:42 (U138-U166,W708-W709) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Mortgage Pass-Through Certificates
Series 2005-4XS
ABN AMRO Acct: 722414.2
Interest Adjustments Summary
Statement Date
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
60.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
60.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
28,706.92
28,706.92
Total Excess Allocated to the Bonds
28,646.92
)
(60.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
28,706.92
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss
Interest Income
0.00

23-Dec-2005 - 08:42 (U138-U166,W708-W709) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Class
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Mortgage Pass-Through Certificates
Series 2005-4XS
ABN AMRO Acct: 722414.2
Bond Interest Reconciliation
Additions
Accrual
Method Days
Statement Date:
Accrued
Certificate
Interest
Prior
Int Carry-Fwd
Shortfall
Prior
Shortfall
Reimbursement
Other
Interest
Proceeds
Other
Interest
Losses
Current
Int Carry-Fwd
Shortfall
Remaining
Int Carry-Fwd
Shortfall
Net Cap Rate
in Effect
Y/N
Distributable
Certificate
Interest
Interest
Payment
Amount
Deductions
Outstanding
Deposits from YM
Agreement
Remaining Basis Risk
Carry-Fwd Shortfall
Current Basis Risk
Carry-Fwd Shortfall
0.00
32
246,195.14
246,195.14
Act/360
0.00
246,195.14
0.00
0.00
0.00
0.00
No
1-A1
0.00
0.00
0.00
0.00
30
62,750.00
62,750.00
30/360
0.00
62,750.00
0.00
0.00
0.00
0.00
No
1-A2A
0.00
0.00
0.00
0.00
30
243,793.46
243,793.46
30/360
0.00
243,793.46
0.00
0.00
0.00
0.00
No
1-A2B
0.00
0.00
0.00
0.00
30
105,466.67
105,466.67
30/360
0.00
105,466.67
0.00
0.00
0.00
0.00
No
1-A3
0.00
0.00
0.00
0.00
30
44,416.67
44,416.67
30/360
0.00
44,416.67
0.00
0.00
0.00
0.00
No
1-A4A
0.00
0.00
0.00
0.00
30
120,960.00
120,960.00
30/360
0.00
120,960.00
0.00
0.00
0.00
0.00
No
1-A4B
0.00
0.00
0.00
0.00
30
40,012.50
40,012.50
30/360
0.00
40,012.50
0.00
0.00
0.00
0.00
No
1-A5A
0.00
0.00
0.00
0.00
30
86,826.00
86,826.00
30/360
0.00
86,826.00
0.00
0.00
0.00
0.00
No
1-A5B
0.00
0.00
0.00
0.00
30
396,862.91
396,862.91
30/360
0.00
396,862.91
0.00
0.00
0.00
0.00
No
2-A1A
0.00
0.00
0.00
0.00
30
51,566.08
51,566.08
30/360
0.00
51,566.08
0.00
0.00
0.00
0.00
No
2-A1B
0.00
0.00
0.00
0.00
32
43,325.20
43,325.20
Act/360
0.00
43,325.20
0.00
0.00
0.00
0.00
No
M1
0.00
0.00
0.00
0.00
32
35,505.67
35,505.67
Act/360
0.00
35,505.67
0.00
0.00
0.00
0.00
No
M2
0.00
0.00
0.00
0.00
32
31,756.32
31,756.32
Act/360
0.00
31,756.32
0.00
0.00
0.00
0.00
No
M3
0.00
0.00
0.00
0.00
30
23,163.56
23,163.56
0.00
0.00
0.00
0.00
0.00
0.00
No
P
0.00
0.00
0.00
0.00
30
2,061,972.46
436,701.68
30/360
1,625,210.78
420,900.91
0.00
60.00
1,625,270.78
0.00
No
X
15,860.77
0.00
0.00
0.00
30
251,597.04
251,597.04
30/360
0.00
251,597.04
0.00
0.00
0.00
0.00
No
3-A1
0.00
0.00
0.00
0.00
30
86,061.85
86,061.85
30/360
0.00
86,061.85
0.00
0.00
0.00
0.00
No
3-A2
0.00
0.00
0.00
0.00
30
305,159.45
305,159.45
30/360
0.00
305,159.45
0.00
0.00
0.00
0.00
No
3-A3
0.00
0.00
0.00
0.00
30
163,542.58
163,542.58
30/360
0.00
163,542.58
0.00
0.00
0.00
0.00
No
3-A4
0.00
0.00
0.00
0.00
30
246,436.55
246,436.55
30/360
0.00
246,436.55
0.00
0.00
0.00
0.00
No
3-A5
0.00
0.00
0.00
0.00
30
13,288.50
13,288.50
30/360
0.00
13,288.50
0.00
0.00
0.00
0.00
No
3-M1
0.00
0.00
0.00
0.00
30
16,243.33
16,243.33
30/360
0.00
16,243.33
0.00
0.00
0.00
0.00
No
3-M2
0.00
0.00
0.00
0.00
30
9,473.75
9,473.75
30/360
0.00
9,473.75
0.00
0.00
0.00
0.00
No
3-M3
0.00
0.00
0.00
0.00
30
5,543.36
5,543.36
0.00
0.00
0.00
0.00
0.00
0.00
No
3-P
0.00
0.00
0.00
0.00
30
1,197,265.75
164,140.80
30/360
1,033,124.95
164,140.80
0.00
0.00
1,033,124.95
0.00
No
3-X
0.00
0.00
0.00
0.00
15,860.77
2,658,335.73
3,186,281.38
5,889,184.80
3,230,789.07
0.00
60.00
2,658,395.73
0.00
0.00
0.00
(2) Interest Carry-Forward Shortfall is unpaid interest with interest thereon
(3) Basis Risk Carry-Forward Shortfall - difference between LIBOR plus margin and the Net Rate Cap.
23-Dec-2005 - 08:42 (U138-U166,W708-W709) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Mortgage Pass-Through Certificates
Series 2005-4XS
ABN AMRO Acct: 722414.2
Bond Principal Reconciliation
Credit Support
Original
Current(4)
Statement Date:
Beginning
Class Balance
Unscheduled
Principal
Payment
Extra
Principal
Payment Amt
Prior
Loss
Reimburs.
Rated
Final
Maturity
Class
Current
Losses
Original
Class Balance
Scheduled
Principal
Payment
Ending
Class Balance
Cumulative
Losses
Interest on
Losses
Additions
Losses
2.00
1.00
1-A1
0.00%
3/26/2040
58,992,160.33
0.00
0.00
64,206,208.31
136,413,000.00
155,938.89
0.00
0.00
0.00
5,058,109.09
1-A2A
0.00%
3/26/2040
15,000,000.00
0.00
0.00
15,000,000.00
15,000,000.00
0.00
0.00
0.00
0.00
0.00
1-A2B
0.00%
3/26/2040
62,645,000.00
0.00
0.00
62,645,000.00
62,645,000.00
0.00
0.00
0.00
0.00
0.00
1-A3
0.00%
3/26/2040
25,312,000.00
0.00
0.00
25,312,000.00
25,312,000.00
0.00
0.00
0.00
0.00
0.00
1-A4A
0.00%
3/26/2040
10,000,000.00
0.00
0.00
10,000,000.00
10,000,000.00
0.00
0.00
0.00
0.00
0.00
1-A4B
0.00%
3/26/2040
27,648,000.00
0.00
0.00
27,648,000.00
27,648,000.00
0.00
0.00
0.00
0.00
0.00
1-A5A
0.00%
3/26/2040
9,900,000.00
0.00
0.00
9,900,000.00
9,900,000.00
0.00
0.00
0.00
0.00
0.00
1-A5B
0.00%
3/26/2040
20,880,000.00
0.00
0.00
20,880,000.00
20,880,000.00
0.00
0.00
0.00
0.00
0.00
2-A1A
0.00%
3/26/2040
90,720,944.35
0.00
0.00
93,932,049.36
116,482,000.00
16,973.38
0.00
0.00
0.00
3,194,131.63
2-A1B
0.00%
3/26/2040
11,787,756.84
0.00
0.00
12,204,989.32
15,135,000.00
2,205.42
0.00
0.00
0.00
415,027.06
M1
0.00%
3/26/2040
10,451,000.00
0.00
0.00
10,451,000.00
10,451,000.00
0.00
0.00
0.00
0.00
0.00
M2
0.00%
3/26/2040
8,129,000.00
0.00
0.00
8,129,000.00
8,129,000.00
0.00
0.00
0.00
0.00
0.00
M3
0.00%
3/26/2040
6,503,000.00
0.00
0.00
6,503,000.00
6,503,000.00
0.00
0.00
0.00
0.00
0.00
P
NA
NA
3/26/2040
100.00
0.00
0.00
100.00
100.00
0.00
0.00
0.00
0.00
0.00
X
NA
NA
3/26/2040
359,594,606.52
0.00
0.00
368,436,991.99
464,498,534.22
0.00
0.00
0.00
0.00
0.00
3-A1
0.00%
3/26/2040
55,761,718.39
0.00
0.00
58,285,027.70
84,280,000.00
224,420.66
0.00
0.00
0.00
2,298,888.65
3-A2
0.00%
3/26/2040
24,186,000.00
0.00
0.00
24,186,000.00
24,186,000.00
0.00
0.00
0.00
0.00
0.00
3-A3
0.00%
3/26/2040
81,922,000.00
0.00
0.00
81,922,000.00
81,922,000.00
0.00
0.00
0.00
0.00
0.00
3-A4
0.00%
3/26/2040
40,971,000.00
0.00
0.00
40,971,000.00
40,971,000.00
0.00
0.00
0.00
0.00
0.00
3-A5
0.00%
3/26/2040
55,379,000.00
0.00
0.00
55,379,000.00
55,379,000.00
0.00
0.00
0.00
0.00
0.00
3-M1
0.00%
3/26/2040
2,953,000.00
0.00
0.00
2,953,000.00
2,953,000.00
0.00
0.00
0.00
0.00
0.00
3-M2
0.00%
3/26/2040
3,544,000.00
0.00
0.00
3,544,000.00
3,544,000.00
0.00
0.00
0.00
0.00
0.00
3-M3
0.00%
3/26/2040
2,067,000.00
0.00
0.00
2,067,000.00
2,067,000.00
0.00
0.00
0.00
0.00
0.00
3-P
NA
NA
3/26/2040
100.00
0.00
0.00
100.00
100.00
0.00
0.00
0.00
0.00
0.00
23-Dec-2005 - 08:42 (U138-U166,W708-W709) (c) 2005 LaSalle Bank N.A.

(1) Extra Principal Amounts: the lessor of (i) the excess, if any, of the overcollateralization Target Amount over the Overcollateralization Amount.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Mortgage Pass-Through Certificates
Series 2005-4XS
ABN AMRO Acct: 722414.2
Bond Principal Reconciliation
Credit Support
Original
Current(4)
Statement Date:
Beginning
Class Balance
Unscheduled
Principal
Payment
Extra
Principal
Payment Amt
Prior
Loss
Reimburs.
Rated
Final
Maturity
Class
Current
Losses
Original
Class Balance
Scheduled
Principal
Payment
Ending
Class Balance
Cumulative
Losses
Interest on
Losses
Additions
Losses
4.00
10.00
3-X
NA
NA
3/26/2040
267,817,277.39
0.00
0.00
270,340,586.70
295,302,434.05
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
399,538.35
0.00
10,966,156.43
0.00
759,800,200.00
624,752,779.91
636,118,474.69
23-Dec-2005 - 08:42 (U138-U166,W708-W709) (c) 2005 LaSalle Bank N.A.

(1) Extra Principal Amounts: the lessor of (i) the excess, if any, of the overcollateralization Target Amount over the Overcollateralization Amount.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Mortgage Pass-Through Certificates
Series 2005-4XS
ABN AMRO Acct: 722414.2
Other Related Information
Statement Date:
$7,195.13
Insurance Premium...................................................................................................
Insured Payments to Class:
0.00
0.00
0.00
0.00
1-A2A
1-A4B
1-A5A
3-A5

23-Dec-2005 - 08:42 (U138-U166,W708-W709) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Mortgage Pass-Through Certificates
Series 2005-4XS
ABN AMRO Acct: 722414.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
0.26%
0.21%
0.30%
0.30%
5
0.22%
831,210
0.13%
0.22%
0.35%
0.04%
0.10%
27-Dec-05
6
1,290,441
7
1,883,345
5
2,167,836
1
638,360
2,291
620,600,692
98.96%
98.91%
0.38%
0.39%
0.51%
0.48%
0
0.00%
0
0.00%
0.09%
0.13%
0.04%
0.10%
25-Nov-05
9
2,512,582
12
3,053,298
2
858,325
1
639,090
2,328
631,714,283
98.98%
98.89%
0.62%
0.57%
0.04%
0.02%
1
0.04%
231,200
0.04%
0.04%
0.10%
0.04%
0.10%
25-Oct-05
15
3,708,801
1
163,732
1
627,833
1
640,024
2,393
649,703,576
99.21%
99.18%
0.16%
0.19%
0.00%
0.00%
1
0.04%
231,200
0.03%
0.08%
0.15%
0.04%
0.10%
26-Sep-05
4
1,293,614
0
0
2
996,536
1
640,952
2,458
667,557,520
99.68%
99.53%
0.12%
0.08%
0.04%
0.03%
0
0.00%
0
0.00%
0.12%
0.26%
0.04%
0.09%
25-Aug-05
3
561,260
1
231,200
3
1,797,236
1
641,877
2,501
681,584,442
99.68%
99.53%
0.20%
0.12%
0.12%
0.19%
0
0.00%
0
0.00%
0.12%
0.21%
0.04%
0.09%
25-Jul-05
5
859,472
3
1,302,889
3
1,456,058
1
643,004
2,547
696,197,912
99.53%
99.39%
0.15%
0.31%
0.04%
0.05%
0
0.00%
0
0.00%
0.12%
0.20%
0.00%
0.00%
27-Jun-05
4
2,233,738
1
364,261
3
1,456,330
0
0
2,596
710,297,112
99.69%
99.43%
0.11%
0.20%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-May-05
3
1,456,601
0
0
0
0
0
0
2,640
723,319,125
99.89%
99.80%
0.11%
0.13%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Apr-05
3
941,824
0
0
0
0
0
0
2,674
734,291,321
99.89%
99.87%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Mar-05
0
0
0
0
0
0
0
0
2,722
748,696,845
100.00%
100.00%

23-Dec-2005 - 08:42 (U138-U166,W708-W709) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Mortgage Pass-Through Certificates
Series 2005-4XS
ABN AMRO Acct: 722414.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Pool 1
0.41%
0.32%
0.61%
0.44%
4
0.41%
750,444
0.30%
0.30%
0.52%
0.00%
0.00%
27-Dec-05
4
799,624
6
1,083,600
3
1,293,985
0
0
967
245,126,269
98.27%
98.42%
0.70%
0.55%
0.80%
0.81%
0
0.00%
0
0.00%
0.10%
0.25%
0.00%
0.00%
25-Nov-05
7
1,397,717
8
2,069,725
1
627,125
0
0
986
250,173,402
98.40%
98.39%
0.77%
0.79%
0.00%
0.00%
0
0.00%
0
0.00%
0.10%
0.24%
0.00%
0.00%
25-Oct-05
8
2,071,025
0
0
1
627,833
0
0
1,026
260,666,614
99.13%
98.98%
0.28%
0.42%
0.00%
0.00%
0
0.00%
0
0.00%
0.19%
0.37%
0.00%
0.00%
26-Sep-05
3
1,129,723
0
0
2
996,536
0
0
1,058
268,655,127
99.53%
99.21%
0.09%
0.09%
0.00%
0.00%
0
0.00%
0
0.00%
0.18%
0.36%
0.00%
0.00%
25-Aug-05
1
238,860
0
0
2
997,236
0
0
1,084
278,295,415
99.72%
99.56%
0.18%
0.12%
0.27%
0.45%
0
0.00%
0
0.00%
0.18%
0.23%
0.00%
0.00%
25-Jul-05
2
338,752
3
1,302,889
2
656,058
0
0
1,108
287,285,390
99.37%
99.21%
0.26%
0.44%
0.09%
0.12%
0
0.00%
0
0.00%
0.18%
0.22%
0.00%
0.00%
27-Jun-05
3
1,301,738
1
364,261
2
656,330
0
0
1,132
294,332,977
99.47%
99.22%
0.17%
0.22%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-May-05
2
656,601
0
0
0
0
0
0
1,161
302,705,846
99.83%
99.78%
0.17%
0.26%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Apr-05
2
801,904
0
0
0
0
0
0
1,183
309,785,565
99.83%
99.74%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Mar-05
0
0
0
0
0
0
0
0
1,212
319,248,436
100.00%
100.00%

23-Dec-2005 - 08:42 (U138-U166,W708-W709) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Mortgage Pass-Through Certificates
Series 2005-4XS
ABN AMRO Acct: 722414.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Pool 2
0.16%
0.29%
0.16%
0.72%
0
0.00%
0
0.00%
0.32%
0.79%
0.00%
0.00%
27-Dec-05
1
315,120
1
799,745
2
873,852
0
0
614
108,551,969
99.35%
98.20%
0.32%
0.98%
0.48%
0.79%
0
0.00%
0
0.00%
0.16%
0.20%
0.00%
0.00%
25-Nov-05
2
1,114,865
3
902,729
1
231,200
0
0
625
111,920,228
99.05%
98.03%
0.78%
1.02%
0.16%
0.14%
1
0.16%
231,200
0.20%
0.00%
0.00%
0.00%
0.00%
25-Oct-05
5
1,187,743
1
163,732
0
0
0
0
637
115,180,654
98.91%
98.64%
0.15%
0.14%
0.00%
0.00%
1
0.15%
231,200
0.19%
0.00%
0.00%
0.00%
0.00%
26-Sep-05
1
163,891
0
0
0
0
0
0
657
119,906,915
99.70%
99.67%
0.30%
0.26%
0.15%
0.19%
0
0.00%
0
0.00%
0.15%
0.65%
0.00%
0.00%
25-Aug-05
2
322,400
1
231,200
1
800,000
0
0
669
121,801,117
99.41%
98.90%
0.43%
0.41%
0.00%
0.00%
0
0.00%
0
0.00%
0.14%
0.63%
0.00%
0.00%
25-Jul-05
3
520,720
0
0
1
800,000
0
0
687
125,397,738
99.42%
98.96%
0.14%
0.72%
0.00%
0.00%
0
0.00%
0
0.00%
0.14%
0.62%
0.00%
0.00%
27-Jun-05
1
932,000
0
0
1
800,000
0
0
703
128,215,905
99.72%
98.67%
0.14%
0.60%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-May-05
1
800,000
0
0
0
0
0
0
717
132,082,888
99.86%
99.40%
0.14%
0.10%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Apr-05
1
139,920
0
0
0
0
0
0
726
134,356,664
99.86%
99.90%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Mar-05
0
0
0
0
0
0
0
0
740
136,885,505
100.00%
100.00%

23-Dec-2005 - 08:42 (U138-U166,W708-W709) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Mortgage Pass-Through Certificates
Series 2005-4XS
ABN AMRO Acct: 722414.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
# Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Pool 3
0.14%
0.07%
0.00%
0.00%
1
0.14%
80,766
0.03%
0.00%
0.00%
0.14%
0.24%
27-Dec-05
1
175,697
0
0
0
0
1
638,360
710
266,922,455
99.58%
99.67%
0.00%
0.00%
0.14%
0.03%
0
0.00%
0
0.00%
0.00%
0.00%
0.14%
0.24%
25-Nov-05
0
0
1
80,844
0
0
1
639,090
717
269,620,653
99.72%
99.73%
0.27%
0.16%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.14%
0.23%
25-Oct-05
2
450,033
0
0
0
0
1
640,024
730
273,856,308
99.59%
99.60%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.13%
0.23%
26-Sep-05
0
0
0
0
0
0
1
640,952
743
278,995,478
99.87%
99.77%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.13%
0.23%
25-Aug-05
0
0
0
0
0
0
1
641,877
748
281,487,910
99.87%
99.77%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.13%
0.23%
25-Jul-05
0
0
0
0
0
0
1
643,004
752
283,514,784
99.87%
99.77%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Jun-05
0
0
0
0
0
0
0
0
761
287,748,230
100.00%
100.00%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-May-05
0
0
0
0
0
0
0
0
762
288,530,391
100.00%
100.00%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Apr-05
0
0
0
0
0
0
0
0
765
290,149,091
100.00%
100.00%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Mar-05
0
0
0
0
0
0
0
0
770
292,562,904
100.00%
100.00%

23-Dec-2005 - 08:42 (U138-U166,W708-W709) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Mortgage Pass-Through Certificates
Series 2005-4XS
ABN AMRO Acct: 722414.2
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Dec-05
0
0
0
0
0
0
0
0
5
2,167,836
170,780
2
0.00%
0.00%
0.00%
0.00%
0.22%
0.35%
0.00%
0.00% 0.00%
0.00% 0.09%
0.03%
0.00%
0.00%
0.09%
0.10%
0
0
2
627,507
638,360
0
0
0
0
0
0
0.04%
0.00%
0.00%
0.00%
0.10%
0.00%
0.00%
0.00%
1
25-Nov-05
0
0
0
0
0
0
2
170,917
2
858,325
0
0
0.00%
0.00%
0.00%
0.00%
0.09%
0.13%
0.00%
0.00% 0.09%
0.03% 0.00%
0.00%
0.00%
0.00%
0.04%
0.02%
0
0
1
140,400
639,090
0
0
0
0
0
0
0.04%
0.00%
0.00%
0.00%
0.10%
0.00%
0.00%
0.00%
1
25-Oct-05
0
0
0
0
1
90,132
0
0
1
627,833
0
0
0.00%
0.00%
0.00%
0.00%
0.04%
0.10%
0.04%
0.01% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.04%
0.02%
0
0
1
140,400
640,024
0
0
0
0
0
0
0.04%
0.00%
0.00%
0.00%
0.10%
0.00%
0.00%
0.00%
1
26-Sep-05
0
0
0
0
0
0
0
0
2
996,536
0
0
0.00%
0.00%
0.00%
0.00%
0.08%
0.15%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
640,952
0
0
0
0
0
0
0.04%
0.00%
0.00%
0.00%
0.10%
0.00%
0.00%
0.00%
1
25-Aug-05
0
0
0
0
0
0
0
0
3
1,797,236
0
0
0.00%
0.00%
0.00%
0.00%
0.12%
0.26%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
641,877
0
0
0
0
0
0
0.04%
0.00%
0.00%
0.00%
0.09%
0.00%
0.00%
0.00%
1
25-Jul-05
0
0
0
0
0
0
0
0
3
1,456,058
0
0
0.00%
0.00%
0.00%
0.00%
0.12%
0.21%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
643,004
0
0
0
0
0
0
0.04%
0.00%
0.00%
0.00%
0.09%
0.00%
0.00%
0.00%
1
27-Jun-05
0
0
3
1,456,330
0
0
0
0
0
0
0
0
0.00%
0.00%
0.12%
0.20%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-May-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Apr-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Mar-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Dec-2005 - 08:42 (U138-U166,W708-W709) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Mortgage Pass-Through Certificates
Series 2005-4XS
ABN AMRO Acct: 722414.2
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Pool 1
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Dec-05
0
0
0
0
0
0
0
0
3
1,293,985
90,014
1
0.00%
0.00%
0.00%
0.00%
0.30%
0.52%
0.00%
0.00% 0.00%
0.00% 0.10%
0.04%
0.00%
0.00%
0.10%
0.06%
0
0
1
140,400
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Nov-05
0
0
0
0
0
0
1
90,073
1
627,125
0
0
0.00%
0.00%
0.00%
0.00%
0.10%
0.25%
0.00%
0.00% 0.10%
0.04% 0.00%
0.00%
0.00%
0.00%
0.10%
0.06%
0
0
1
140,400
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Oct-05
0
0
0
0
1
90,132
0
0
1
627,833
0
0
0.00%
0.00%
0.00%
0.00%
0.10%
0.24%
0.10%
0.03% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.10%
0.05%
0
0
1
140,400
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Sep-05
0
0
0
0
0
0
0
0
2
996,536
0
0
0.00%
0.00%
0.00%
0.00%
0.19%
0.37%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Aug-05
0
0
0
0
0
0
0
0
2
997,236
0
0
0.00%
0.00%
0.00%
0.00%
0.18%
0.36%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Jul-05
0
0
0
0
0
0
0
0
2
656,058
0
0
0.00%
0.00%
0.00%
0.00%
0.18%
0.23%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
27-Jun-05
0
0
2
656,330
0
0
0
0
0
0
0
0
0.00%
0.00%
0.18%
0.22%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-May-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Apr-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Mar-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Dec-2005 - 08:42 (U138-U166,W708-W709) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Mortgage Pass-Through Certificates
Series 2005-4XS
ABN AMRO Acct: 722414.2
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Pool 2
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Dec-05
0
0
0
0
0
0
0
0
2
873,852
0
0
0.00%
0.00%
0.00%
0.00%
0.32%
0.79%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Nov-05
0
0
0
0
0
0
0
0
1
231,200
0
0
0.00%
0.00%
0.00%
0.00%
0.16%
0.20%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Oct-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Sep-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Aug-05
0
0
0
0
0
0
0
0
1
800,000
0
0
0.00%
0.00%
0.00%
0.00%
0.15%
0.65%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Jul-05
0
0
0
0
0
0
0
0
1
800,000
0
0
0.00%
0.00%
0.00%
0.00%
0.14%
0.63%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
27-Jun-05
0
0
1
800,000
0
0
0
0
0
0
0
0
0.00%
0.00%
0.14%
0.62%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-May-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Apr-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Mar-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Dec-2005 - 08:42 (U138-U166,W708-W709) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Mortgage Pass-Through Certificates
Series 2005-4XS
ABN AMRO Acct: 722414.2
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
Current 31 - 60 Days 61 - 90 Days 90 + Days
# Balance # Balance # Balance # Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Pool 3
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Dec-05
0
0
0
0
0
0
0
0
0
0
80,766
1
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.14%
0.03%
0.00%
0.00%
0.14%
0.18%
0
0
1
487,107
638,360
0
0
0
0
0
0
0.14%
0.00%
0.00%
0.00%
0.24%
0.00%
0.00%
0.00%
1
25-Nov-05
0
0
0
0
0
0
1
80,844
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.14%
0.03% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
639,090
0
0
0
0
0
0
0.14%
0.00%
0.00%
0.00%
0.24%
0.00%
0.00%
0.00%
1
25-Oct-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
640,024
0
0
0
0
0
0
0.14%
0.00%
0.00%
0.00%
0.23%
0.00%
0.00%
0.00%
1
26-Sep-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
640,952
0
0
0
0
0
0
0.13%
0.00%
0.00%
0.00%
0.23%
0.00%
0.00%
0.00%
1
25-Aug-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
641,877
0
0
0
0
0
0
0.13%
0.00%
0.00%
0.00%
0.23%
0.00%
0.00%
0.00%
1
25-Jul-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
643,004
0
0
0
0
0
0
0.13%
0.00%
0.00%
0.00%
0.23%
0.00%
0.00%
0.00%
1
27-Jun-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-May-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Apr-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Mar-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Dec-2005 - 08:42 (U138-U166,W708-W709) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Mortgage Pass-Through Certificates
Series 2005-4XS
ABN AMRO Acct: 722414.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
27-Dec-05
2,315
84.15%
627,411,884
82.58%
1.57%
1.68%
0
0.00%
0
0.00%
350
6.25%
6.00%
37
10,700,489
0.00
0.00
0.00
0.00
25-Nov-05
2,352
85.50%
638,777,579
84.07%
2.49%
2.37%
0
0.00%
0
0.00%
351
6.25%
6.00%
60
15,529,502
0.00
0.00
0.00
0.00
25-Oct-05
2,412
87.68%
655,075,166
86.22%
2.19%
2.26%
0
0.00%
0
0.00%
352
6.25%
6.00%
54
15,134,224
0.00
0.00
0.00
0.00
26-Sep-05
2,466
89.64%
670,719,823
88.28%
1.71%
1.96%
0
0.00%
0
0.00%
353
6.26%
6.01%
43
13,402,904
0.00
0.00
0.00
0.00
25-Aug-05
2,509
91.20%
684,816,015
90.13%
1.95%
2.15%
0
0.00%
0
0.00%
354
6.27%
6.02%
50
15,041,553
0.00
0.00
0.00
0.00
25-Jul-05
2,559
93.02%
700,459,335
92.19%
1.73%
1.87%
0
0.00%
0
0.00%
355
6.27%
6.02%
45
13,356,265
0.00
0.00
0.00
0.00
27-Jun-05
2,604
94.66%
714,351,441
94.02%
1.48%
1.35%
0
0.00%
0
0.00%
355
6.28%
6.03%
39
9,804,854
0.00
0.00
0.00
0.00
25-May-05
2,643
96.07%
724,775,726
95.39%
1.27%
1.33%
0
0.00%
0
0.00%
355
6.29%
6.04%
34
9,790,602
0.00
0.00
0.00
0.00
25-Apr-05
2,677
97.31%
735,233,145
96.77%
1.65%
1.61%
0
0.00%
0
0.00%
355
6.30%
6.04%
45
12,091,239
0.00
0.00
0.00
0.00
25-Mar-05
2,722
98.95%
748,696,845
98.54%
1.05%
1.39%
0
0.00%
0
0.00%
355
6.30%
6.05%
29
10,579,360
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Dec-2005 - 08:42 (U138-U166,W708-W709) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Mortgage Pass-Through Certificates
Series 2005-4XS
ABN AMRO Acct: 722414.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Pool 1
27-Dec-05
984
35.77%
249,053,921
32.78%
1.80%
1.90%
0
0.00%
0
0.00%
347
6.65%
6.39%
18
4,841,247
0.00
0.00
0.00
0.00
25-Nov-05
1,002
36.42%
254,267,969
33.47%
3.19%
3.38%
0
0.00%
0
0.00%
348
6.64%
6.39%
33
8,900,352
0.00
0.00
0.00
0.00
25-Oct-05
1,035
37.62%
263,365,472
34.66%
2.63%
2.66%
0
0.00%
0
0.00%
349
6.64%
6.39%
28
7,212,048
0.00
0.00
0.00
0.00
26-Sep-05
1,063
38.64%
270,781,387
35.64%
2.21%
3.06%
0
0.00%
0
0.00%
350
6.64%
6.39%
24
8,560,056
0.00
0.00
0.00
0.00
25-Aug-05
1,087
39.51%
279,531,511
36.79%
2.51%
3.38%
0
0.00%
0
0.00%
351
6.65%
6.40%
28
9,778,724
0.00
0.00
0.00
0.00
25-Jul-05
1,115
40.53%
289,583,089
38.11%
2.02%
2.31%
0
0.00%
0
0.00%
352
6.65%
6.40%
23
6,849,063
0.00
0.00
0.00
0.00
27-Jun-05
1,138
41.37%
296,655,306
39.04%
2.15%
2.13%
0
0.00%
0
0.00%
352
6.65%
6.40%
25
6,474,636
0.00
0.00
0.00
0.00
25-May-05
1,163
42.28%
303,362,447
39.93%
1.86%
2.24%
0
0.00%
0
0.00%
352
6.66%
6.41%
22
6,961,702
0.00
0.00
0.00
0.00
25-Apr-05
1,185
43.08%
310,587,470
40.88%
2.23%
2.52%
0
0.00%
0
0.00%
352
6.67%
6.42%
27
8,037,092
0.00
0.00
0.00
0.00
25-Mar-05
1,212
44.06%
319,248,436
42.02%
1.14%
1.80%
0
0.00%
0
0.00%
351
6.67%
6.42%
14
5,871,817
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Dec-2005 - 08:42 (U138-U166,W708-W709) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Mortgage Pass-Through Certificates
Series 2005-4XS
ABN AMRO Acct: 722414.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Pool 2
27-Dec-05
618
22.46%
110,540,685
14.55%
2.06%
3.15%
0
0.00%
0
0.00%
353
6.33%
6.08%
13
3,598,620
0.00
0.00
0.00
0.00
25-Nov-05
631
22.94%
114,169,023
15.03%
2.02%
2.20%
0
0.00%
0
0.00%
354
6.34%
6.09%
13
2,573,917
0.00
0.00
0.00
0.00
25-Oct-05
644
23.41%
116,763,329
15.37%
2.28%
2.92%
0
0.00%
0
0.00%
355
6.34%
6.09%
15
3,506,966
0.00
0.00
0.00
0.00
26-Sep-05
659
23.95%
120,302,006
15.83%
2.08%
2.30%
0
0.00%
0
0.00%
356
6.34%
6.09%
14
2,826,956
0.00
0.00
0.00
0.00
25-Aug-05
673
24.46%
123,154,717
16.21%
2.60%
2.79%
0
0.00%
0
0.00%
357
6.35%
6.10%
18
3,538,256
0.00
0.00
0.00
0.00
25-Jul-05
691
25.12%
126,718,458
16.68%
1.99%
2.46%
0
0.00%
0
0.00%
358
6.36%
6.11%
14
3,200,717
0.00
0.00
0.00
0.00
27-Jun-05
705
25.63%
129,947,905
17.10%
1.81%
2.18%
0
0.00%
0
0.00%
358
6.38%
6.13%
13
2,900,894
0.00
0.00
0.00
0.00
25-May-05
718
26.10%
132,882,888
17.49%
1.24%
1.18%
0
0.00%
0
0.00%
358
6.38%
6.13%
9
1,593,497
0.00
0.00
0.00
0.00
25-Apr-05
727
26.43%
134,496,584
17.70%
1.76%
1.72%
0
0.00%
0
0.00%
358
6.38%
6.13%
13
2,352,652
0.00
0.00
0.00
0.00
25-Mar-05
740
26.90%
136,885,505
18.02%
1.46%
1.62%
0
0.00%
0
0.00%
358
6.39%
6.14%
11
2,253,576
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Dec-2005 - 08:42 (U138-U166,W708-W709) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Mortgage Pass-Through Certificates
Series 2005-4XS
ABN AMRO Acct: 722414.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Pool 3
27-Dec-05
713
25.92%
267,817,277
35.25%
0.83%
0.84%
0
0.00%
0
0.00%
352
5.84%
5.59%
6
2,260,623
0.00
0.00
0.00
0.00
25-Nov-05
719
26.14%
270,340,587
35.58%
1.91%
1.47%
0
0.00%
0
0.00%
353
5.84%
5.59%
14
4,055,233
0.00
0.00
0.00
0.00
25-Oct-05
733
26.64%
274,946,365
36.19%
1.48%
1.58%
0
0.00%
0
0.00%
354
5.84%
5.59%
11
4,415,211
0.00
0.00
0.00
0.00
26-Sep-05
744
27.04%
279,636,431
36.80%
0.67%
0.71%
0
0.00%
0
0.00%
355
5.84%
5.59%
5
2,015,892
0.00
0.00
0.00
0.00
25-Aug-05
749
27.23%
282,129,787
37.13%
0.53%
0.61%
0
0.00%
0
0.00%
356
5.84%
5.59%
4
1,724,573
0.00
0.00
0.00
0.00
25-Jul-05
753
27.37%
284,157,788
37.40%
1.05%
1.15%
0
0.00%
0
0.00%
357
5.84%
5.59%
8
3,306,485
0.00
0.00
0.00
0.00
27-Jun-05
761
27.66%
287,748,230
37.87%
0.13%
0.15%
0
0.00%
0
0.00%
357
5.84%
5.59%
1
429,325
0.00
0.00
0.00
0.00
25-May-05
762
27.70%
288,530,391
37.97%
0.39%
0.43%
0
0.00%
0
0.00%
357
5.84%
5.59%
3
1,235,403
0.00
0.00
0.00
0.00
25-Apr-05
765
27.81%
290,149,091
38.19%
0.65%
0.58%
0
0.00%
0
0.00%
357
5.84%
5.59%
5
1,701,495
0.00
0.00
0.00
0.00
25-Mar-05
770
27.99%
292,562,904
38.51%
0.52%
0.83%
0
0.00%
0
0.00%
357
5.85%
5.60%
4
2,453,968
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Dec-2005 - 08:42 (U138-U166,W708-W709) (c) 2005 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Mortgage Pass-Through Certificates
Series 2005-4XS
ABN AMRO Acct: 722414.2
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
23-Dec-2005 - 08:42 (U138-U166,W708-W709) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Mortgage Pass-Through Certificates
Series 2005-4XS
ABN AMRO Acct: 722414.2
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Pool 1
Current Total
Cumulative
23-Dec-2005 - 08:42 (U138-U166,W708-W709) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Mortgage Pass-Through Certificates
Series 2005-4XS
ABN AMRO Acct: 722414.2
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Pool 2
Current Total
Cumulative
23-Dec-2005 - 08:42 (U138-U166,W708-W709) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
25-Nov-05
25-Jan-06
23-Dec-05
Mortgage Pass-Through Certificates
Series 2005-4XS
ABN AMRO Acct: 722414.2
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Pool 3
Current Total
Cumulative
23-Dec-2005 - 08:42 (U138-U166,W708-W709) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Structured Asset Securities Corporation
Substitution Detail History
ABN AMRO Acct: 722414.2
Series 2005-4XS
Mortgage Pass-Through Certificates
23-Dec-05
25-Jan-06
25-Nov-05
27-Dec-05
27-Dec-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Property ID
Deleted Loan
Qualified Substitute
Scheduled Prin Bal
Per Section 7.01(a)(i) of the Property Management and Lease Servicing Agreement, aggregate Appraised Value of the Qualified Substitute Mortgaged Properties acquired by the Issuer since the Closing Date in connection with the substitution or exchange pursuant to Section 7.01 is not to exceed 25% of the aggregate Initial Appraised Value of the Mortgaged Properties.
(A)
23-Dec-2005 - 08:42 (U138-U166,W708-W709) (c) 2005 LaSalle Bank N.A.

Original Property